Exhibit 99.1

Quarterly Segment Financial Summary Information — Fiscal Years
Ended October 31, 2007, 2008 and 2009

AGILENT TECHNOLOGIES, INC.

CHEMICAL ANALYSIS INFORMATION

(Unaudited)

	FY 2009
(In millions)	Q1	Q2	Q3	Q4	Total
Orders	$216	$194	$205	$238	$853

Net revenue	$216	$200	$203	$225	$844

Gross margin	55.1%	53.3%	53.8%	55.1%	54.4%

Income from operations	$57	$45	$52	$62	$216

	FY 2008
	Q1	Q2	Q3	Q4	Total
Orders	$230	$240	$242	$250	$962

Net revenue	$225	$228	$232	$252	$937

Gross margin	54.2%	53.8%	54.7%	56.0%	54.7%

Income from operations	$54	$55	$63	$72	$244

	FY 2007
	Q1	Q2	Q3	Q4	Total
Orders	$194	$205	$210	$233	$842

Net revenue	$205	$183	$211	$231	$830

Gross margin	53.3%	51.3%	55.2%	55.1%	53.9%

Income from operations	$45	$28	$52	$59	$184

Income from operations reflect the results of our reportable segments under Agilent’s management reporting system which are not necessarily  in conformity with accounting principles generally accepted in the United States (GAAP).   Income from operations of our reporting segments excludes primarily restructuring and asset impairment charges, business separation costs, amortization of intangibles, pension curtailment and some residual corporate charges.

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

Historical amounts have been reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.

LIFE SCIENCES INFORMATION

(Unaudited)

	FY 2009
(In millions)	Q1	Q2	Q3	Q4	Total
Orders	$307	$287	$288	$352	$1,234

Net revenue	$309	$298	$293	$319	$1,219

Gross margin	54.5%	54.7%	53.2%	54.4%	54.2%

Income from operations	$44	$44	$39	$47	$174

	FY 2008
	Q1	Q2	Q3	Q4	Total
Orders	$302	$334	$331	$346	$1,313

Net revenue	$306	$302	$308	$342	$1,258

Gross margin	51.6%	51.7%	53.5%	55.3%	53.1%

Income from operations	$33	$30	$39	$64	$166

	FY 2007
	Q1	Q2	Q3	Q4	Total
Orders	$239	$252	$261	$300	$1,052

Net revenue	$250	$245	$258	$293	$1,046

Gross margin	52.2%	52.9%	52.6%	54.5%	53.1%

Income from operations	$30	$26	$25	$42	$123

Income from operations reflect the results of our reportable segments under Agilent’s management reporting system which are not necessarily  in conformity with accounting principles generally accepted in the United States (GAAP).   Income from operations of our reporting segments excludes primarily restructuring and asset impairment charges, business separation costs, amortization of intangibles, pension curtailment and some residual corporate charges.

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

Historical amounts have been reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.

ELECTRONIC MEASUREMENT INFORMATION

(Unaudited)

	FY 2009
(In millions)	Q1	Q2	Q3	Q4	Total
Orders	$592	$545	$578	$684	$2,399

Net revenue	$641	$593	$561	$623	$2,418

Gross margin	53.9%	50.4%	53.1%	56.5%	53.5%

Income (loss) from operations	$(6)	$(22)	$(11)	$40	$1

	FY 2008
	Q1	Q2	Q3	Q4	Total
Orders	$869	$950	$814	$842	$3,475

Net revenue	$862	$926	$904	$887	$3,579

Gross margin	57.2%	58.1%	57.6%	57.6%	57.6%

Income from operations	$80	$127	$134	$136	$477

	FY 2007
	Q1	Q2	Q3	Q4	Total
Orders	$817	$943	$837	$950	$3,547

Net revenue	$825	$892	$905	$922	$3,544

Gross margin	56.0%	57.8%	57.3%	56.3%	56.9%

Income from operations	$72	$103	$121	$115	$411

Income (loss) from operations reflect the results of our reportable segments under Agilent’s management reporting system which are not necessarily  in conformity with accounting principles generally accepted in the United States (GAAP).   Income from operations of our reporting segments excludes primarily restructuring and asset impairment charges, business separation costs, amortization of intangibles, pension curtailment and some residual corporate charges.

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

Historical amounts have been reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.

CHEMICAL ANALYSIS RETURN ON INVESTED CAPITAL

(Unaudited)

	FY 2009				FY 2008				FY 2007
(in millions)	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Numerator:
Adjusted income from operations	$57	$45	$52	$62	$54	$55	$63	$72	$45	$28	$52	$59
Less:
Taxes and other (income)/expense	15	8	12	13	15	17	17	17	14	8	16	19

Segment return	42	37	41	49	39	39	46	56	31	21	36	41

Segment return annualized	$168	$148	$162	$196	$156	$154	$184	$222	$124	$82	$144	$162

Denominator:
Segment assets (a)	$490	$467	$452	$463	$447	$458	$485	$493	$436	$445	$452	$453
Less:
Net current liabilities (b)	110	114	116	137	100	126	114	124	111	118	119	113
Invested capital	$380	$353	$336	$326	$347	$332	$371	$369	$325	$327	$333	$340

Average invested capital	$375	$367	$345	$332	$344	$339	$351	$370	$313	$326	$330	$337

ROIC	45%	40%	47%	59%	45%	45%	52%	60%	40%	25%	44%	48%

ROIC calculation:(annualized current quarter segment return)/(average of the two most recent quarter-end balances of Segment Invested Capital)

(a) Segment assets consist of inventory, accounts receivable, property plant and equipment, gross goodwill and other intangibles, deferred taxes and allocated corporate assets.

(b) Includes accounts payable, employee compensation and benefits, other accrued liabilities and allocated corporate liabilities.

Historical amounts were reclassified to conform with current period presentation.

Return on invested capital (ROIC) is a non-GAAP measure that management believes provides useful supplemental information for management and the investor.  ROIC is a tool by which we track how much value we are creating for our shareholders.  Management uses ROIC as a performance measure for our businesses, and our senior managers’ compensation is linked to ROIC improvements as well as other performance criteria.  We believe that ROIC provides our management with a means to analyze and improve their business, measuring segment profitability in relation to net asset investments.  We acknowledge that ROIC may not be calculated the same way by every company.

Readers are reminded that non-GAAP numbers are merely a supplement to, and not a replacement for, GAAP financial measures.  They should be read in conjunction with the GAAP financial measures.  It should be noted as well that our non-GAAP information may be different from the non-GAAP information provided by other companies.

AGILENT TECHNOLOGIES, INC.

LIFE SCIENCES RETURN ON INVESTED CAPITAL

(Unaudited)

	FY 2009				FY 2008				FY 2007
(in millions)	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Numerator:
Adjusted income from operations	$44	$44	$39	$47	$33	$30	$39	$64	$30	$26	$25	$42
Less:
Taxes and other (income)/expense	10	6	7	8	8	7	8	13	7	6	6	10

Segment return	34	38	32	39	25	23	31	51	24	21	19	33

Segment return annualized	$136	$152	$128	$156	$100	$92	$124	$204	$94	$82	$76	$130

Denominator:
Segment assets (a)	$1,074	$1,052	$997	$1,019	$945	$970	$1,002	$1,012	$538	$562	$819	$810
Less:
Net current liabilities (b)	175	179	179	206	167	201	187	198	139	151	174	174
Invested capital	$899	$873	$818	$813	$778	$769	$815	$814	$399	$411	$645	$636

Average invested capital	$857	$886	$846	$815	$707	$773	$792	$815	$385	$405	$528	$640

ROIC	16%	17%	15%	19%	14%	12%	16%	25%	24%	20%	14%	20%

ROIC calculation:(annualized current quarter segment return)/(average of the two most recent quarter-end balances of Segment Invested Capital)

(a) Segment assets consist of inventory, accounts receivable, property plant and equipment, gross goodwill and other intangibles, deferred taxes and allocated corporate assets.

(b) Includes accounts payable, employee compensation and benefits, other accrued liabilities and allocated corporate liabilities.

Historical amounts were reclassified to conform with current period presentation.

Return on invested capital (ROIC) is a non-GAAP measure that management believes provides useful supplemental information for management and the investor.  ROIC is a tool by which we track how much value we are creating for our shareholders.  Management uses ROIC as a performance measure for our businesses, and our senior managers’ compensation is linked to ROIC improvements as well as other performance criteria.  We believe that ROIC provides our management with a means to analyze and improve their business, measuring segment profitability in relation to net asset investments.  We acknowledge that ROIC may not be calculated the same way by every company.

Readers are reminded that non-GAAP numbers are merely a supplement to, and not a replacement for, GAAP financial measures.  They should be read in conjunction with the GAAP financial measures.  It should be noted as well that our non-GAAP information may be different from the non-GAAP information provided by other companies.

AGILENT TECHNOLOGIES, INC.

ELECTRONIC MEASUREMENT RETURN ON INVESTED CAPITAL

(Unaudited)

	FY 2009				FY 2008				FY 2007
(in millions)	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Numerator:
Adjusted income (loss) from operations	$(6)	$(22)	$(11)	$40	$80	$127	$134	$136	$72	$103	$121	$115
Less:
Taxes and other (income)/expense	(6)	(6)	(3)	3	13	21	20	10	14	18	25	25

Segment return	—	(16)	(8)	37	67	106	114	126	58	85	96	90

Segment return annualized	$—	$(64)	$(32)	$148	$268	$424	$456	$504	$232	$340	$384	$360

Denominator:
Segment assets (a)	$2,286	$2,217	$2,088	$2,084	$2,353	$2,490	$2,462	$2,401	$2,344	$2,417	$2,326	$2,319
Less:
Net current liabilities (b)	546	563	517	578	665	740	656	673	644	742	675	717
Invested capital	$1,740	$1,654	$1,571	$1,506	$1,688	$1,750	$1,806	$1,728	$1,700	$1,675	$1,651	$1,602

Average invested capital	$1,734	$1,697	$1,612	$1,538	$1,645	$1,719	$1,778	$1,767	$1,641	$1,688	$1,663	$1,627

ROIC	0%	-4%	-2%	10%	16%	25%	26%	29%	14%	20%	23%	22%

ROIC calculation:(annualized current quarter segment return)/(average of the two most recent quarter-end balances of Segment Invested Capital)

(a) Segment assets consist of inventory, accounts receivable, property plant and equipment, gross goodwill and other intangibles, deferred taxes and allocated corporate assets.

(b) Includes accounts payable, employee compensation and benefits, other accrued liabilities and allocated corporate liabilities.

Historical amounts were reclassified to conform with current period presentation.

Return on invested capital (ROIC) is a non-GAAP measure that management believes provides useful supplemental information for management and the investor.  ROIC is a tool by which we track how much value we are creating for our shareholders.  Management uses ROIC as a performance measure for our businesses, and our senior managers’ compensation is linked to ROIC improvements as well as other performance criteria.  We believe that ROIC provides our management with a means to analyze and improve their business, measuring segment profitability in relation to net asset investments.  We acknowledge that ROIC may not be calculated the same way by every company.

Readers are reminded that non-GAAP numbers are merely a supplement to, and not a replacement for, GAAP financial measures.  They should be read in conjunction with the GAAP financial measures.  It should be noted as well that our non-GAAP information may be different from the non-GAAP information provided by other companies.